Exhibit 10.77
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     AMENDMENT NO. 3 dated as of June 22, 2010 (the “Amendment”) to the Second Amended and Restated Credit, Security, Pledge and Guaranty and Agreement dated as of July 25, 2008 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) LIONS GATE ENTERTAINMENT INC., LIONS GATE UK LIMITED AND LIONS GATE AUSTRALIA PTY LIMITED, as Borrowers (collectively, the “Borrowers”), (ii) the GUARANTORS referred to herein, (iii) the LENDERS referred to therein (each, a “Lender,” and collectively, the “Lenders”) (iv) JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Issuing Bank and (v) WACHOVIA BANK, N.A., as Syndication Agent.
     The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, to amend the Credit Agreement as set forth herein.
     Therefore, the parties hereto hereby agree as follows:
     1. Defined Terms. All terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as of the Effective Date (as defined below) as follows:
          (a) The definition of “Change in Control” in Article 1 of the Credit Agreement is hereby amended by deleting the figure “20%” in the fourth line thereof and replacing it with the following figure “50%”.
          (b) The definition of “Change in Management” in Article 1 of the Credit Agreement is hereby amended by deleting the words “any three of (i) Jon Feltheimer, (ii) Michael Burns, (iii) Joseph Drake or (iv) Steven Beeks” in the first two lines thereof and replacing them with the following:
“either (i) both Jon Feltheimer and Michael Burns or (ii) all four of Joseph Drake, Steven Beeks, Kevin Beggs and Michael Paseornek”.
     3. Conditions to Effectiveness. The provisions of Section 2 of this Amendment shall not become effective until the date upon which all of the following conditions precedent have been satisfied (such date, the “Effective Date”):
          (a) the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each of the Guarantors and each of the Required Lenders;
          (b) the Administrative Agent shall have received from the Borrowers (for the benefit of each Lender that has executed and delivered to the Administrative Agent a counterpart to this Amendment at or prior to 5:00pm (New York City time) on June 23, 2010) an amount equal to 0.08% of each such consenting Lender’s Commitment (the “Amendment Fee”);

          (c) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Administrative Agent) due and payable by any Credit Party to the Administrative Agent and/or the Lenders pursuant to the Credit Agreement or any other Fundamental Document; and
          (d) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent.
     4. Representations and Warranties. Each Credit Party represents and warrants that:
          (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and
          (b) after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing on and as of the date hereof.
     5. Fundamental Document. The parties acknowledge that this Amendment is a Fundamental Document.
     6. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement (as previously amended) shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import shall mean, unless the context otherwise requires, the Credit Agreement as amended by this Amendment. This Amendment shall not be construed as extending to any other matter, similar or dissimilar, or entitling the Credit Parties to any future amendments regarding similar matters or otherwise.
     7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.
     9. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, enforcement, waiver or modification, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.
     10. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.
[Signatures Begin on Next Page]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BORROWERS: LIONS GATE ENTERTAINMENT INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

LIONS GATE UK LIMITED (formerly Redbus Film Distribution Limited)
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

LIONS GATE AUSTRALIA PTY LIMITED
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

[Signature Page to Amendment No. 3]

GUARANTORS:

100 PLUS PRODUCTIONS, INC.
ALL ABOUT US PRODUCTIONS INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
BABE RUTHLESS PRODUCTIONS, LLC
BACKSEAT PRODUCTIONS, LLC
BASTER PRODUCTIONS, LLC
BD OPTICAL MEDIA, INC.
BLITZ DISTRIBUTION LIMITED
BLITZ FILMS LIMITED
BLUE MOUNTAIN STATE PRODUCTIONS CORP.
BURROWERS PRODUCTIONS INC.
CORNFIELD PRODUCTIONS, LLC
CRASH TELEVISION PRODUCTIONS INC.
CRASH 2 TELEVISION PRODUCTIONS INC.
CUPID PRODUCTIONS INC.
DANCING ELK PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEBMAR MERCURY INTERNATIONAL LIMITED (UK)
DEBMAR/MERCURY LLC
DEBMAR/MERCURY (WW) PRODUCTIONS, LLC
DEBMAR STUDIOS INC.
DJM SERVICES INC.
DRESDEN FILES PRODUCTIONS CORP.
DRESDEN FILES PRODUCTIONS I CORP.
FEAR ITSELF PRODUCTIONS CORP.
FILM HOLDINGS CO.
FIVE DAYS PRODUCTIONS CORP.
GC FILMS, INC.
GC SHORT FILMS, INC.
HEART FRANK, INC.
HIGHER POST, LLC
HORSEMEN PRODUCTIONS, LLC
INVISIBLE CASTING INC.
ISH PROJECTS, LLC
ISH TELEVISION DEVELOPMENT, LLC
IWC PRODUCTIONS, LLC
JV1 ISH, LLC
KILL PIT PRODUCTIONS INC.
LANDSCAPE ENTERTAINMENT CORP.
LG HORROR CHANNEL HOLDINGS LLC
LG PICTURES INC.
LIONS GATE ENTERTAINMENT CORP.
LIONS GATE FILMS INC.

[Signature Page to Amendment No. 3]

LIONS GATE FILMS OF PUERTO RICO
LIONS GATE FILMS PRODUCTIONS CORP./
     PRODUCTIONS FILMS LIONS GATE S.A.R.F.
LIONS GATE HOME ENTERTAINMENT UK LIMITED
LIONS GATE INDIA, INC.
LIONS GATE MANDATE FINANCING VEHICLE, INC.
LIONS GATE MUSIC CORP.
LIONS GATE MUSIC INC.
LIONS GATE MUSIC PUBLISHING LLC
LIONS GATE ONLINE SHOP INC.
LIONS GATE PENNSYLVANIA, INC.
LIONS GATE PICTURES UK LIMITED
LIONS GATE RECORDS, INC.
LIONS GATE SPIRIT HOLDINGS, LLC
LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LIONS GATE X PRODUCTIONS LLC
LUCKY 7 PRODUCTIONS CORP.
MANDATE FILMS, LLC
MANDATE INTERNATIONAL, LLC
MANDATE PICTURES LLC
MOTHER PRODUCTIONS CORP.
MQP, LLC
NEXT PRODUCTION INC.
NGC FILMS, INC.
NURSE PRODUCTIONS, INC.
PEARL RIVER HOLDINGS CORP.
PGH PRODUCTIONS, INC.
PLANETARY PRODUCTIONS, LLC
PLAYLIST, LLC
POWER MONGERING DESPOT, INC.
PRODUCTION MANAGEMENT INC.
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
R & B PRODUCTIONS, INC.
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
SKILLPA PRODUCTIONS, LLC
SS3 PRODUCTIONS, INC.
TALK PRODUCTIONS CORP.
TED PRODUCTIONS, INC.
TERRESTRIAL PRODUCTIONS CORP.
TOUCH PRODUCTIONS CORP.
U.R.O.K. PRODUCTIONS INC.
VERDICT PRODUCTIONS, INC.
VESTRON INC.
WEEDS PRODUCTIONS INC.
WILDE KINGDOM PRODUCTIONS CORP.

[Signature Page to Amendment No. 3]

WILDFIRE PRODUCTIONS INC. WILDFIRE 2 PRODUCTIONS INC. WILDFIRE 3 PRODUCTIONS INC. WILDFIRE 4 PRODUCTIONS INC.
By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

	By:	/s/ Wayne Levin
	Name:	Wayne Levin
Title:

[Signature Page to Amendment No. 3]

LENDERS: JPMORGAN CHASE BANK, N.A. individually and as Administrative Agent
By:	/s/ Kin W. Cheng
	Name:	Kin W. Cheng
	Title:	Vice President

J.P. MORGAN EUROPE LTD, as UK Lender
By:	/s/ Kin W. Cheng
	Name:	Kin W. Cheng
	Title:	Vice President

WACHOVIA BANK, N.A. individually and as Syndication Agent
By:	/s/ Christine P. Ball
	Name:	Christine P. Ball
	Title:	Senior Vice President

CITIBANK, N.A.
By:	/s/ Thomas P, Garry, Jr.
	Name:	Thomas P, Garry, Jr.
	Title:	Sr. Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Christian A. Bowers
	Name:	Christian A. Bowers
	Title:	Senior Vice President

UNION BANK, N.A.
By:	/s/ Brian Stearns
	Name:	Brian Stearns
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Jodi Chong
	Name:	Jodi Chong
	Title:	Assistant Vice President

[Signature Page to Amendment No. 3]

CITY NATIONAL BANK
By:	/s/ Norman B. Starr
	Name:	Norman B. Starr
	Title:	Senior Vice President

FIRST BANK
By:	/s/ David C. Walker
	Name:	David C. Walker
	Title:	Vice President

CALIFORNIA BANK & TRUST
By:	/s/ Robert F. Edmonds
	Name:	Robert F. Edmonds
	Title:	SVP

ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ Michael Paul
	Name:	Michael Paul
	Title:	First Vice President

NATIXIS
By:	/s/ Peter van Tudler
	Name:	Peter van Tulder
	Title:	Managing Director

MANUFACTURERS BANK
By:	/s/ Maureen Kelly
	Name:	Maureen Kelly
	Title:	Vice President

CITY NATIONAL BANK, a national banking association (“CNB”) as acquirer of certain assets from the Federal Deposit Insurance Corporation acting as receiver of Imperial Capital Bank
By:	/s/ Norman B. Starr
	Name:	Norman B. Starr
	Title:	Senior Vice President

[Signature Page to Amendment No. 3]